UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2023

Industrial Logistics Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	ILPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Industrial Logistics Properties Trust.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2023, our Board of Trustees, or the Board, appointed Tiffany R. Sy as our Chief Financial Officer and Treasurer, effective October 1, 2023.

Ms. Sy, age 43, has served as a vice president of our manager, The RMR Group LLC, or RMR, as well as vice president, chief financial officer and treasurer of Tremont Realty Capital LLC since October 2022. Ms. Sy has also served as chief financial officer and treasurer of Seven Hills Realty Trust since October 2022, but she has resigned from that position effective September 30, 2023. Ms. Sy joined RMR in 2020 and has served in various accounting leadership positions with RMR. Prior to joining RMR, Ms. Sy held various accounting leadership positions at AlerisLife Inc. (then known as Five Star Senior Living Inc.) and Bank Rhode Island. Ms. Sy also practiced public accounting for 15 years, including in the audit practice of Ernst & Young LLP for more than 10 years. Ms. Sy is a certified public accountant.

There is no arrangement or understanding between Ms. Sy and any other person pursuant to which Ms. Sy was appointed as our Chief Financial Officer and Treasurer. There are no transactions, relationships or agreements between Ms. Sy and us that would require disclosure pursuant to Item 404(a) of Regulation S-K. Ms. Sy does not have a family relationship with any member of the Board or any of our executive officers.

Ms. Sy will replace Brian E. Donley, who has resigned as our Chief Financial Officer and Treasurer, effective September 30, 2023.

In connection with Ms. Sy’s appointment as our Chief Financial Officer and Treasurer, we will enter into an indemnification agreement with Ms. Sy, which agreement will be on substantially the same terms as the indemnification agreements we have entered with our other Trustees and executive officers. We have previously filed a form of indemnification agreement as Exhibit 10.3 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which form is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Yael Duffy
Name:	Yael Duffy
Title:	President and Chief Operating Officer

Dated:  September 26, 2023